UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 21, 2006 (Date of earliest event reported)
Woodward Governor Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Identification Number)

5001 North Second Street, Rockford, Illinois (Address of principal executive offices)		61111 (Zip Code)
815-877-7441 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 21, 2006, Woodward Governor Company (the "Registrant") announced that it signed a definitive agreement to purchase all SEG Schaltanlagen-Elektronik-Gerate (SEG) GmbH & Co. KG stock from Cummins, Inc. and (SBG) Schmitz-Beteiligungs GmbH, subject to customary approvals.

Additional details are included in a copy of the news release announcing the agreement furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Woodward Governor Company dated September 21, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2006	WOODWARD GOVERNOR COMPANY By: /s/ Robert F. Weber, Jr. Robert F. Weber, Jr. Chief Financial Officer and Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Woodward Governor Company dated September 21, 2006